EXHIBIT 99.1

       CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Zygo Corporation, a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 27, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

     (1) the 10-Q Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934: and

     (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 8, 2002

/s/ J. Bruce Robinson
--------------------------
J. Bruce Robinson
Chairman, President, and
Chief Executive Officer of
Zygo Corporation


Dated:  November 8, 2002




/s/ Richard M. Dressler
--------------------------
Richard M. Dressler
Vice President, Finance,
Chief Financial Officer of
Zygo Corporation


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